PANORAMA SERIES FUND, INC.
                  Supplement dated September 25, 1998 to the
             Statement of Additional Information dated May 1, 1998

The Statement of Additional Information is revised as follows:

      The following is added to the end of the section captioned "Investment Objectives and Policies - Foreign Securities" on pages 3 and 4:

      Risks of Conversion to Euro (International Equity Portfolio only). On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Portfolio operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:
      issuers in which the Portfolio invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.
      vendors the Portfolio depends on to carry out its business, such as its Custodian (which holds the foreign securities the Portfolio buys), the Manager (which must price the Portfolio's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Portfolio.
      exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Portfolio's contracts could pose extra costs to the Portfolio.

      The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Portfolio's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Portfolio's portfolio manager will also monitor the effects of the conversion on the issuers in which the Portfolio invests. The possible effect of these factors on the Portfolio's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Portfolio's holdings and increase its operational costs.

    September 25, 1998                                   PX.001